FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

      THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made as of the 28th day of October, 2004, by and between CLF VA PONCE LLC ("Purchaser") and NEDA OF PUERTO RICO, INC. ("Seller").

                                   BACKGROUND

      A. Seller and Caplease, LP have entered into a certain Purchase and Sale Agreement, dated as of July 14, 2004, as amended by the First Amendment to Purchase and Sale Agreement dated as of August 13, 2004, by the Second Amendment to Purchase and Sale Agreement dated as of September 15, 2004, by the Third Amendment to Purchase and Sale Agreement dated as of September 29, 2004 and by the Fourth Amendment to Purchase and Sale Agreement dated as of October 6, 2004 (collectively, the "Agreement"). The Agreement was assigned by Caplease, LP to Purchaser pursuant to that certain Assignment and Assumption of Purchase and Sale Agreement dated September 24, 2004.

      B. The Seller and Purchaser desire to amend the Agreement as set forth below.

      C. Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, and intending to be legally bound hereby, the parties agree as follows:

      1. The reference to "October28, 2004" in the definition of Review Period in Section 3 of the Agreement is hereby deleted and replaced with "November 5, 2004".

      2. The reference to "October 6, 2004" in the definition of Closing Date in
Section 8.1 of the Agreement is hereby deleted and replaced with "November 5, 2004".

      3. The Seller failed to cause all of the matters set forth on Schedule I to the Fourth Amendment to Purchase and Sale Agreement dated October 6, 2004 (the "Fourth Amendment") to be satisfied and completed to the reasonable satisfaction of Purchaser on October 28, 2004 and the date of Closing is hereby extended by agreement of Seller and Purchaser beyond October 28, 2004. Paragraph 3 of the Fourth Amendment provides that, in the event the Seller fails to cause such matters to be completed and satisfied and the date of Closing is extended, at Closing Purchaser shall receive a credit against the Purchase Price equal to $109,241.70, which amount is equal to the current monthly rental payment under the VA Lease. Seller and Purchaser hereby agree that at Closing Purchaser shall receive a credit against the Purchase Price equal to $109,241.70.

      4. Except as specifically amended by the foregoing, all of the terms, conditions, covenants and agreements in the Agreement shall remain unaltered and of full force and effect. In the event of any conflict or inconsistency between the terms and provisions set forth in the Agreement and the terms and provisions set forth in this Amendment, the terms and provisions set forth herein shall control.

      5. This Amendment shall be governed and construed according to the laws of the State of New York. This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

      6. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as to any party whose signature appears thereon, and all of which when taken together shall constitute one and the same instrument. The parties agree to accept and rely on facsimile copies of signatures on this Amendment as originals.

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                       NEDA OF PUERTO RICO, INC., a Puerto Rico corporation


                                     By: /s/ Charles A. Snell
                                         ---------------------------------------
                                     Name: Charles A. Snell
                                          --------------------------------------
                                     Its: Owner
                                          --------------------------------------

                                       CLF VA PONCE LLC,
                                       a Delaware limited liability company


                                       By: /s/ Robert C. Blanz
                                          --------------------------------------
                                            Name: Robert C. Blanz
                                            Title: Sr Vice President

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